NITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 29, 2024

Benchmark 2024-V7 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002016841)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

German American Capital Corporation

(Central Index Key number: 0001541294)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

Bank of Montreal

(Central Index Key number: 0000927971)

Barclays Capital Real Estate Inc.

(Central Index Key number: 0001549574)

(Exact name of sponsors as specified in their charters)

Delaware	333-262701-06	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-5343

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 30, 2024 (the “Closing Date”), Benchmark 2024-V7 Mortgage Trust (the “Issuing Entity”) issued the Benchmark 2024-V7 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-V7, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2024 (the “Pooling and Servicing Agreement”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity, filed with the Securities and Exchange Commission (the “Commission”) on May 30, 2024 under Commission File Number 333-262701-06. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the Whole Loan (the “Columbus Business Park Whole Loan”) relating to the Mortgage Loan (the “Columbus Business Park Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Columbus Business Park was required to be serviced and administered pursuant to the Pooling and Servicing Agreement.

On August 29, 2024, the Servicing Shift Lead Note with respect to the Columbus Business Park Whole Loan was contributed to the commercial mortgage securitization transaction (the “Benchmark 2024-V9 Securitization”) involving the issuance of the Benchmark 2024-V9 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-V9 (the “Benchmark 2024-V9 Certificates”). Upon the issuance of the Benchmark 2024-V9 Certificates, the servicing and administration of the Columbus Business Park Whole Loan are required to be transferred from the Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the Benchmark 2024-V9 Certificates, dated as of August 1, 2024 (the “Benchmark 2024-V9 Pooling and Servicing Agreement”), among GS Mortgage Securities Corporation II, as depositor (the “Benchmark 2024-V9 Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The Benchmark 2024-V9 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the Benchmark 2024-V9 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the Benchmark 2024-V9 Pooling and Servicing Agreement applicable to the servicing of the Columbus Business Park Mortgage Loan are similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on May 24, 2024 pursuant to Rule 424(b)(2) under Commission File Number 333-262701-06, but will differ in certain respects as described below and, treating the Benchmark 2024-V9 Pooling and Servicing Agreement as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

•	Upon the Columbus Business Park Whole Loan becoming a specially serviced loan under the Benchmark 2024-V9 Pooling and Servicing Agreement, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to the Columbus Business Park Whole

Loan accruing at a rate equal to 0.25%, subject to a minimum monthly special servicing fee of $3,500 with respect to such specially serviced loan.

•	In connection with a workout of the Columbus Business Park Whole Loan, the related Outside Special Servicer will be entitled to a workout fee equal to 1% of each collection (other than penalty charges) of interest and principal (other than any amount for which a liquidation fee would be paid) received on the corrected Columbus Business Park Whole Loan for so long as it remains a corrected Whole Loan, subject to a maximum workout fee of $1,000,000 and a minimum workout fee of $25,000 in the aggregate with respect to any particular workout of the Columbus Business Park Whole Loan.
•	The related Outside Special Servicer will be entitled to a liquidation fee equal to 1% of the related payments or proceeds received in connection with the liquidation of the Columbus Business Park Whole Loan or related REO Property, subject to a maximum liquidation fee of $1,000,000 in the aggregate for the Stonebriar Centre Whole Loan, and further subject to a minimum liquidation fee of $25,000 in the aggregate for the Columbus Business Park Whole Loan.
•	The Mortgaged Property relating to the Columbus Business Park Whole Loan will be subject to inspection (A) at least once every twelve (12) months if the related Pari Passu Companion Loan contributed to the Benchmark 2024-V9 Securitization has a stated principal balance of $2,000,000 or more or (B) at least once every twenty-four (24) months if the related Pari Passu Companion Loan contributed to the Benchmark 2024-V9 Securitization has a stated principal balance of less than $2,000,000, in each case commencing in the calendar year 2025 (and such Mortgaged Property is required to be inspected on or prior to December 31, 2025) in a manner substantially similar to that under the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
Exhibit 4.1	Benchmark 2024-V9 Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2024	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.
	By:	/s/ Richard Simpson
Name: Richard Simpson
Title: President

BMARK 2024-V7 – Form 8-K